                                                           EXHIBIT 10.30

                          SALARY REDUCTION THRIFT PLAN
                          FOR EMPLOYEES OF LINCARE INC.

                              AMENDED AND RESTATED
                                      AS OF
                                December 30, 2001

                                  KALISH & WARD
                                    TAMPA, FL

                          SALARY REDUCTION THRIFT PLAN
                          FOR EMPLOYEES OF LINCARE INC.

                              AMENDED AND RESTATED
                                      AS OF
                                December 30, 2001

Article      Title                                                         Page
-------      -----                                                         ----

ARTICLE I      Definitions..................................................I-1

ARTICLE II     Name and Purpose of the Plan and the Trust..................II-1

ARTICLE III    Plan Administrator.........................................III-1

ARTICLE IV     Eligibility and Participation...............................IV-1

ARTICLE V      Contributions to the Trust...................................V-1

ARTICLE VI     Participants' Accounts and Allocation of Contributions......VI-1

ARTICLE VII    Benefits Under the Plan....................................VII-1

ARTICLE VIII   Form and Payment of Benefits..............................VIII-1

ARTICLE IX     Hardship and Other Distributions............................IX-1

ARTICLE X      Investment Funds and Loans to Participants...................X-1

ARTICLE XI     Trust Fund and Expenses of Administration...................XI-1

ARTICLE XII    Amendment and Termination..................................XII-1

ARTICLE XIII   Merger Accounts...........................................XIII-1

ARTICLE XIV    Miscellaneous..............................................XIV-1

                          SALARY REDUCTION THRIFT PLAN
                          FOR EMPLOYEES OF LINCARE INC.

                              AMENDED AND RESTATED
                                      AS OF
                                December 30, 2001

     Lincare Inc. (the "Company") hereby amends and restates the Salary Reduction Thrift Plan for Employees of Lincare Inc. (the "Plan") effective for all purposes as of December 30, 2001, except as may otherwise be set forth herein.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company previously adopted the Plan to provide retirement benefits for eligible Employees and their beneficiaries;

     WHEREAS, pursuant to the terms of the Plan, the Company is authorized and empowered to amend the Plan; and

     WHEREAS, the Company deems it advisable to amend and restate the Plan to reflect changes made to applicable law by recent Acts of Congress.

     NOW, THEREFORE, in consideration of these premises, the Plan is hereby amended and restated to read as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.1      "Account" or "Accounts" shall mean a Participant's Employer
               -------      --------
Contribution Account, Elective Contribution Account, Voluntary Contribution Account, Nonelective Contribution Account, Rollover Contribution Account and/or such other accounts as may be established by the Plan Administrator.

     1.2      "Actual Deferral Percentage" shall mean, with respect to a group
               --------------------------
of Participants for the Plan Year, the average of the Actual Deferral Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

     1.3      "Actual Deferral Ratio" shall mean the ratio of the amount of
               ---------------------
elective contributions (including nonelective contributions, if any, treated as elective contributions) made on behalf of a Participant for a Plan Year to the Participant's

Compensation for the Plan Year taken into account for nondiscrimination testing purposes under Section 401(k) of the Code.

              (a) Nonelective contributions, if any, may be treated as elective contributions for this purpose only if such contributions are nonforfeitable when made, subject to the same distribution restrictions that apply to a Participant's elective contributions and satisfy the requirements of Section 1.401(k)-1(b)(5) of the Treasury Regulations.

              (b)    (1)    Compensation taken into account for purposes of this
              section must satisfy Section 414(s) of the Code and one of the definitions described in Sections 1.414(s)-1(cc)(2) and 1.414-1(c)(3) of the Treasury Regulations.

                     (2) An Employer may limit the period for which compensation is taken into account to that portion of the Plan Year in which the Employee was a Participant so long as this limit is applied uniformly to all Participants in the Plan for the Plan Year.

              (c)    (1)    If an eligible Employee makes no elective
              contributions, and no nonelective contributions are treated as elective contributions, the Actual Deferral Ratio of the Employee is zero.

                     (2) For this purpose, an "eligible Employee" is any Employee who is directly or indirectly eligible to make a cash or deferred election into the Plan for all or a portion of the Plan Year as described in Section 1.401(k)-1(g)(4) of the Treasury Regulations.

     1.4      "Administrator" shall mean the Plan Administrator.
               -------------

     1.5      "Affiliate" shall mean, with respect to an Employer, any
               ---------
corporation other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

     1.6      "Annual Additions" shall mean, with respect to a Limitation Year,
               ----------------
the sum of:

              (a) the amount of Employer contributions (including elective contributions) allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate;

              (b) the amount of the Employee's contributions (other than rollover contributions, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

              (c) any forfeitures allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

              (d) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code that is part of a pension or annuity plan maintained by an Employer or an Affiliate, and amounts derived from contributions that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by an Employer or an Affiliate; provided, however, the percentage limitation set forth in section 6.5(a) of Article VI shall not apply to: (1) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an "Annual Addition," or (2) any amount otherwise treated as an "Annual Addition" under Section 415(l)(1) of the Code.

     1.7      "Annuity Starting Date" shall mean (a) the first day of the first
               ---------------------
period for which an amount is payable as an annuity under the Plan; or (b) in the case of a benefit not payable as an annuity, the first day on which all events have occurred that entitle the Participant to that benefit under the Plan.

     1.8      "Applicable Tax Year" means the Tax Year in which the Plan Year
               -------------------
begins.

     1.9      "Board of Directors" and "Board" shall mean, if applicable, the
               ------------------       -----
board of directors of the Company or, when required by the context, the board of directors of an Employer other than the Company.

     1.10     "Break in Service" shall mean a Period of Severance of twelve (12)
               ----------------
consecutive months. A Break in Service shall be deemed to commence on the first day of the Period of Severance and shall be deemed to end on the day on which the Employee again performs an Hour of Service.

              (a) Solely for purposes of determining whether a Break in Service has occurred, in the case of an Employee who is absent from work beyond the first anniversary of the beginning of a Period of Severance and the absence is for maternity or paternity leave reasons, the date the Employee incurs a Break in Service shall be the second anniversary of the beginning of the Employee's Period of Severance. The period between the first and second anniversary of the beginning of the Period of Severance shall not constitute a Period of Service.

              (b) An absence from work for maternity or paternity leave reasons means an absence by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for a child of the Employee for a reasonable period beginning immediately following the birth or placement of such child.

     1.11     "Breathco Plan" shall mean the Breathco, Inc. Profit Sharing Plan.
               -------------

     1.12     "Code" shall mean the Internal Revenue Code of 1986, as amended,
               ----
or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

     1.13     "Company" shall mean Lincare Inc. and its successors.
               -------

     1.14     "Compensation" shall mean:
               ------------

              (1) The regular salaries and wages paid by an Employer, elective contributions made on behalf of a Participant to this Plan or a plan described in Section 125 of the Code, and elective amounts that are not includible in the gross income of the Employee by reason of Code
     Section 132(f)(4), but shall not include overtime pay, bonuses and commissions, third party disability payments, stock options, relocation expense payments, credits or benefits under this Plan, any amount contributed to any pension, employee welfare, life insurance or health insurance plan or arrangement, or any other tax-favored fringe benefits.

              (2) For purposes of making allocations of Employer contributions pursuant to Article VI with respect to any Plan Year, no Compensation in excess of $170,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury) shall be taken into account for any Employee. For purposes of this section, for Plan Years beginning prior to January 1, 1997, in determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the end of the Plan Year. If as a result of the application of these rules, the adjusted dollar limitation under Section 401(a)(17) of the Code is exceeded the limitation shall be prorated among the affected individuals in proportion to each individual's Compensation as determined under this section prior to the application of this limitation.

              (3) For purposes of making allocations of Employer contributions pursuant to Article VI with respect to any Plan Year, no Compensation paid by an Employer with respect to an Employee prior to the Employee's first day of participation shall be taken into account.

     1.15     "Early Retirement Date" shall mean, for purposes of the Merger
               ---------------------
Accounts, the date on which a Participant attains the age of 55 years.

     1.16     "Effective Date" of this amendment and restatement of the Plan
               --------------
shall mean December 30, 2001, except as may otherwise be noted herein. The Plan was originally effective on November 1, 1988.

     1.17     "Elective Contribution Account" shall mean an account established
               -----------------------------
pursuant to section 6.2 of Article VI with respect to contributions made under salary reduction arrangements pursuant to Article V.

     1.18     "Eligible Spouse" shall mean a Participant's husband or wife.
               ---------------

     1.19     "Employee" shall mean:
               --------

              (a) any person employed by an Employer or an Affiliate other than:

                    (1) a member of a collective bargaining unit if retirement benefits were a subject of good faith bargaining between such unit and an Employer; or

                    (2) a non-resident alien who does not receive earned income from sources within the United States; and

                    (3) an individual whose employment status has not been recognized by completion of Internal Revenue Service Form W-4 and who is not initially treated as a common law employee of an Employer on the payroll records of an Employer.

                    (b) The term "Employee" shall also include any individual required to be treated as an Employee by reason of Section
              414(n) or Section 414(o) of the Code (but only for the purposes specified in such Sections).

     1.20     "Employer" shall mean Lincare Inc., its parent, Lincare Holdings,
               --------
Inc., their corporate subsidiaries, and any subsidiary, related corporation or other entity that adopts this Plan with the consent of the Company.

     1.21     "Employer Contribution Account" shall mean an account established
               -----------------------------
pursuant to section 6.2 of Article VI with respect to Employer contributions made pursuant to Article V.

     1.22     "Entry Date" shall mean the first day of any calendar month.
               ----------

     1.23     "Fund" or "Trust Fund" shall mean the Fund established under the
               ----      ----------
Funding Agreement consisting of the total of the amounts held in the Participants' Accounts under the Plan, from which the benefit amounts provided for by the Plan are to be paid or funded.

     1.24     "Funding Agent" shall mean a commercial life insurance company, a
               -------------
corporate trustee or other entity selected by the Company and which shall accept the appointment to execute the duties as stated in the Funding Agreement(s).

     1.25     "Funding Agreement" shall mean the insurance contract(s), annuity
               -----------------
contracts and/or trust agreement(s) entered into between the Company and the Funding Agent to carry out the purposes of the Plan, which Funding Agreement shall form a part of the Plan.

     1.26     (a)    "Highly Compensated Employee" shall mean, effective for
                      ---------------------------
     Plan Years beginning on and after January 1, 1997, any Employee:

                     (1) who was a 5% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) during the Plan Year or the immediately preceding Plan Year; or

                     (2) whose Section 415 Compensation was more than $80,000 (as adjusted in accordance with law) for the preceding Plan
              Year and was a member of the "top paid group" for such preceding year; provided, that as used herein, "top paid group" shall mean all Employees who are in the top 20% of the Employer's work force ranked on the basis of Section 415 Compensation paid during the year; provided, further, that for purposes of determining the "top paid group", any reasonable method of rounding or tie-breaking is permitted; provided, further, that for purposes of determining the number of Employees in the top paid group, Employees described in Section 414(q)(5) of the Code shall be excluded.

              (b) In determining who is a Highly Compensated Employee, Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from an Employer constituting United States source income (within the meaning of Section 861(a)(3) of the Code) shall not be treated as Employees.

              (c) For purposes of determining who is a Highly Compensated Employee, an Employer and any Affiliate shall be taken into account as a single Employer.

              (d) For purposes of this section, the determination of Section 415 Compensation shall be based only on Section 415 Compensation that is actually paid and shall be made by including elective or salary reduction contributions to a plan described in Section 125 of the Code, a plan described in Section 401(k) of the Code, a simplified employee pension described in Section 408(k) of the Code or a plan described in Section 403(b) of the Code.

              (e) The term "Highly Compensated Employee" shall also mean any former Employee who separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the separation year or any Plan Year ending on or after the date the Employee attained age 55.

     1.27     "Hour of Service" shall mean:
               ---------------

              (a)    (1)    an hour for which an Employee is paid, or entitled
              to payment, for the performance of duties for an Employer or an Affiliate;

                     (2) an hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, severance or leave of absence. Notwithstanding the preceding,

                            (A) no more than 501 Hours of Service shall be credited under this subsection (A) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

                            (B) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                            (C) an hour shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

                     (3) an hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate; provided, that the same Hour of Service shall not be credited both under subsection (a)(1) or subsection (a)(2), as the case may be, and under this subsection (a)(3). Crediting of an Hour of Service for back pay awarded or agreed to with respect to periods described in subsection (a)(2) shall be subject to the limitations set forth in that section.

     The definition set forth in this subsection (a) is subject to the special rules contained in Department of Labor Regulations Sections
     2530.200b-2(b) and (c), and any regulations amending or superseding such sections, which special rules are hereby incorporated in the definition of "Hour of Service" by this reference.

              (b)    (1)    Notwithstanding the other provisions of this "Hour
              of Service" definition, in the case of an Employee who is absent from work for any period by reason of her pregnancy, by reason of the birth of a child of the

              Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement, the Employee shall be treated as having those Hours of Service described in subsection (b)(2).

                     (2) The Hours of Service to be credited to an Employee under the provisions of subsection (b)(1) are the Hours of Service that otherwise would normally have been credited to such Employee but for the absence in question or, in any case in which the Plan is unable to determine such hours, eight
              Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subsection (b) by reason of any such pregnancy or placement shall not exceed 501 hours.

                     (3) The hours treated as Hours of Service under this subsection (b) shall be credited only in the Plan Year in which the absence from work begins, if the crediting is necessary to prevent a Break in Service in such Plan Year or, in any other case, in the immediately following Plan Year.

                     (4) Credit shall be given for Hours of Service under this subsection (b) solely for purposes of determining whether a Break in Service has occurred for participation or vesting purposes; credit shall not be given hereunder for any other purposes (including, without limitation, benefit accrual).

                     (5) Notwithstanding any other provision of this subsection (b), no credit shall be given under this subsection
              (b) unless the Employee in question furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for reasons referred to in subsection (b)(1) and the number of days for which there was such an absence.

              (c) For purposes of this section, the term "Employee" shall include any individual employed by an Employer, including a leased employee.

     1.28     "Key Employee" shall mean any Employee or former Employee who is
               ------------
at any time during the Plan Year (or was at any time during the four preceding Plan Years) (a) an officer of an Employer (within the meaning of Section 416(i)(1) of the Code) having an aggregate annual compensation from the Employer and its Affiliates in excess of 50% of the amount in effect under
Section 415(b)(1)(A) of the Code for any such Plan Year, (b) one of the ten Employees owning (or considered as owning) the largest interests in an Employer, owning more than a 1/2% interest in the Employer, and having an aggregate annual compensation from the Employer and its Affiliates of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year that includes the last day of the Plan Year (if two Employees have equal interests in an Employer, the Employee having the greater annual compensation from the Employer shall be deemed to have a larger interest), (c) a 5% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) or (d) a 1% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) having an aggregate annual compensation from the Employer and its Affiliates of more than $150,000. For purposes of this section the term "compensation" shall mean an Employee's Section 415 Compensation. Effective for Plan Years beginning before January 1, 1998, for purposes of this section, the determination of Section 415 Compensation shall be based only on Section 415 Compensation that is actually paid and shall be made by including elective or salary reduction contributions to a plan described in Section 125 of the Code, a plan described in Section 401(k) of the Code, a simplified employee pension described in Section 408(k) of the Code, a plan described in Section 403(b) of the Code, or amounts excludable from the Employee's gross income by reason of Code Section 132(f)(4).

     1.29     "Limitation Year" shall mean the Plan Year.
               ---------------

     1.30     "Merger Account" shall mean each account established pursuant to
               --------------
Article XIII with respect to contributions to the OMNI Plan or the Breathco Plan on behalf of a Participant prior to the merger of the OMNI Plan and the Breathco Plan with this Plan effective as of the close of business on December 31, 1995 (or as soon thereafter as administratively feasible). For all purposes of the Plan, except as expressly provided in Article XIII to the contrary, the term "Account" as defined in section 1.1 of Article I shall include a Participant's Merger Accounts.

     1.31     "Nonelective Contribution Account" shall mean an account
               --------------------------------
established pursuant to section 6.2 of Article VI with respect to Employer nonelective contributions made pursuant to Article V.

     1.32     "Non-Highly Compensated Employee" shall mean, with respect to any
               -------------------------------
Plan Year, an Employee or former Employee who is not a Highly Compensated Employee.

     1.33     "Non-Key Employee" shall mean, with respect to any Plan Year, an
               ----------------
Employee or former Employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

     1.34     "Normal Retirement Date" shall mean the date on which a
               ----------------------
Participant attains the age of 65 years.

     1.35     "Omni Plan" shall mean the OMNI Retirement Plan.
               ---------

     1.36     "One Year Break In Service" shall mean a Plan Year in which an
               -------------------------
Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of any such Plan Year.

     1.37     "Participant" shall mean any eligible Employee of an Employer who
               -----------
has become a Participant under the Plan and shall include any former employee of an

Employer who became a Participant under the Plan and who still has a balance in an Account under the Plan.

     1.38     "Period Of Service" shall mean, with respect to an Employee, the
               -----------------
period (expressed in years and fractional years) beginning with the date the Employee last commenced employment with an Employer or an Affiliate and ending with the date that a Period of Severance begins; provided, however, that any Period of Severance of less than twelve (12) consecutive months shall be disregarded and such time shall be included in the Period of Service.

              (a)    For purposes of this section,

                     (1) the date an Employee commenced employment is the first day an Employee performs an Hour of Service, and

                     (2) fractional periods of less than a year shall be expressed in terms of days.

              (b) For purposes of determining a Participant's vested percentage under the Plan:

                     (1) If an Employee incurs a Break in Service and is thereafter reemployed by an Employer, his Periods of Service before such date shall be added to his Periods of Service after reemployment for purposes of determining his vested percentage in his Employer Contribution Account and Nonelective Contribution Account attributable to contributions made after his reemployment.

                     (2) Notwithstanding the foregoing, Periods of Service shall not include any Period of Service prior to a Break in Service if the Participant had no vested interest in the balance of his Accounts attributable to Employer contributions at the time of such Break in Service and if the number of consecutive Breaks in Service equaled or exceeded the greater of five or the number of Years of Service completed by the Participant prior thereto (not including any Periods of Service not required to be taken into consideration under this subsection as a result of any prior Break in Service).

              (c) For purposes of this section, the term "Employee" shall include any individual employed by an Employer, including a leased employee.

    1.39    "Period Of Severance" shall mean, with respect to an Employee, the
             -------------------
period beginning with the earlier of the date the Employee separates from the service of an Employer or an Affiliate by reason of quitting, discharge, death or retirement, or the date twelve (12) months after the date the Employee separates from the service of the Employer or Affiliate for any reason other than quitting, retirement, discharge or death (e.g., vacation, holiday, sickness, disability, leave of absence or lay off), and ending with the date the Employee performs an Hour of Service. For purposes of this section, the term "Employee" shall include any individual employed by an Employer, including a leased employee.

     1.40     "Plan" shall mean the 401(k) plan as herein set forth, as it may
               ----
be amended from time to time.

     1.41     "Plan Administrator" shall mean the Company.
               ------------------

     1.42     "Plan Year" shall mean, effective December 5, 2000, the 12-month
               ---------
period ending on December 29. The Plan Year beginning January 1, 2000 was the 364 day period ending December 29, 2000. Prior to December 5, 2000, "Plan Year" meant the 12-month period ending on December 31. The Plan Year for the OMNI Plan beginning July 1, 1995 was the 6-month period ending December 31, 1995. The Plan Year for the Breathco Plan beginning April 1, 1995 was the 9-month period ending December 31, 1995.

     1.43     "Qualified Joint and Survivor Annuity" shall mean
               ------------------------------------

              (a) in the case of a Participant who has an Eligible Spouse, an annuity for the life of the Participant with a survivor annuity for the life of his spouse that is 50% of the amount of the annuity payable during the joint lives of the Participant and his spouse; provided, however, that such annuity shall be the actuarial equivalent of the benefit that would otherwise be paid to the Participant; and

              (b) in the case of any other Participant, an annuity for the life of the Participant.

     1.44     "Qualified Preretirement Survivor Annuity" shall mean a survivor
               ----------------------------------------
annuity for the life of the surviving spouse of the Participant equal to the death benefit provided in section 7.4 of Article VII and that begins within a reasonable time following the death of the Participant.

     1.45     "Rollover Contribution Account" shall mean an account established
               -----------------------------
pursuant to section 6.2 of Article VI with respect to rollover contributions made pursuant to Article V.

     1.46     "Section 415 Compensation" shall include all wages and other
               ------------------------
payments of compensation to a Participant from all Employers and all Affiliates, and, effective January 1, 1998, elective contributions made on behalf of a Participant to this Plan or a plan described in Section 125 of the Code, and, effective December 30, 2001, elective amounts that are not includible in the gross income of the Employee by reason of Code Section 132(f)(4), for personal services actually rendered for which the Employers and Affiliates are required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code (and without regard to any provisions under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed).

     1.47     "Specified Minimum Employer Contribution" means an amount
               ---------------------------------------
contributed by the Employer to the Trust pursuant to Article V, Section 5.2, subsection (b), paragraph (1) of the Plan.

     1.48     "Tax Year" means the fiscal year of the Company which begins on
               --------
January 1 and ends on December 31.

     1.49     "Top Heavy Plan" shall mean this Plan if the aggregate account
               --------------
balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants and their beneficiaries. Such values shall be determined for any Plan Year as of the last day of the immediately preceding Plan Year (or, for the first Plan Year, the last day of the first Plan Year). The account balances on any determination date shall include the aggregate distributions made with respect to Participants during the five-year period ending on the determination date. For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting aggregation group satisfies the requirements of Sections 401(a) and 410 of the Code. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balance of any Participant shall not be taken into account if:

              (a) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

              (b) he has not performed any service for an Employer during the five-year period ending on the determination date.

     1.50     "Trust" shall mean the Trust established by the Funding Agreement.
               -----

     1.51     "Trustee" shall mean the individual, individuals or corporation
               -------
designated as trustee under the Funding Agreement.

     1.52     "Valuation Date" shall mean the last day of each year and/or each
               --------------
day securities are traded on a national stock exchange.

     1.53     "Valuation Period" shall mean the period beginning with the first
               ----------------
day after a Valuation Date and ending with the next Valuation Date.

     1.54     "Voluntary Contribution Account" shall mean an account established
               ------------------------------
pursuant to Section 6.2 of Article VI with respect to voluntary contributions previously made to this Plan.

     1.55     "Whole Year Period of Service" shall mean:
               ----------------------------

              (a) the number of whole years included in an Employee's Periods of Service determined by aggregating all his years and days of service and converting days into years based upon the assumption that a year includes 365 days. Any Period of Service remaining after the aggregation that totals less than 365 days shall be disregarded in determining an Employee's number of Whole Year Periods of Service.

              (b) For purposes of determining Whole Year Periods of Service for each Employee previously employed by OMNI Health Services Corporation or Breathco, Inc., such Employee's Whole Year Periods of Service shall include the number of "years of service" with OMNI Health Services Corporation or Breathco, Inc. as determined under the terms of the OMNI Plan or the Breathco Plan prior to his initial employment by the Company.

     1.56     "Year of Service" shall mean:
               ---------------

              (a) for purposes of determining an Employee's eligibility to receive an allocation under Article VI, a Plan Year during which an Employee completes 1,000 or more Hours of Service; and

              (b) For purposes of Article VII, an Employee's "Years of Service" shall not include the following:

                     (1) Any Year of Service prior to a Break in Service, but only prior to such time as the Participant has completed a Year of Service after such Break in Service.

                     (2)    (A)    In the case of a Participant who has no
                     vested interest in the balance of his Accounts (other than the Rollover Contribution Account), Years of Service before any period of consecutive Breaks in Service shall not be required to be taken into account if the number of consecutive Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service completed by the Participant prior to such period of consecutive Breaks in Service.

                            (B) For purposes of this subsection (b)(2), any Years of Service not required to be taken into account by reason of the application of this subsection shall not be taken into account in applying this subsection
                     (b)(2) to a subsequent period of Breaks in Service.

              (c) For purposes of this section, the term "Employee" shall include any individual employed by an Employer, including a leased employee.

                                  ARTICLE II

                   NAME AND PURPOSE OF THE PLAN AND THE TRUST
                   ------------------------------------------

     2.1      Name of Plan. A 401(k) plan is hereby amended and restated in
              ------------
accordance with the terms hereof and shall be known as the "SALARY REDUCTION THRIFT PLAN FOR EMPLOYEES OF LINCARE INC."

     2.2      Exclusive Benefit. This Plan has been established for the sole
              -----------------
purpose of providing benefits to the Participants. Except as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

     2.3      Return of Contribution. Notwithstanding the foregoing, any
              ----------------------
contribution made by an Employer to this Plan by a mistake of fact may be returned to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

     2.4      Participants' Rights. The establishment of this Plan shall not be
              --------------------
considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

     2.5      Qualified Plan. This Plan and the Trust are intended to qualify
              --------------
under the Code as a tax-qualified employees' plan and trust as described in Sections 401(a) and 501(a) of the Code.

                                   ARTICLE III

                               PLAN ADMINISTRATOR
                               ------------------

     3.1      Administration of The Plan. The Plan Administrator shall control
              --------------------------
and manage the operation and administration of the Plan, except with respect to investments. The Plan Administrator shall have no duty with respect to the investments to be made of the assets in the Trust except as may be expressly assigned to it by the terms of the Trust Agreement.

     3.2      Powers and Duties. The Plan Administrator shall have complete
              -----------------
control over the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have the power and discretion to interpret or construe this Plan and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.

     3.3      Direction of Funding Agent. It shall be the duty of the Plan
              --------------------------
Administrator to direct the Funding Agent with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

     3.4      Summary Plan Description and Reports. The Plan Administrator shall
              ------------------------------------
prepare or cause to prepared a summary plan description (if required by law) and such periodic and annual reports as are required by law.

     3.5      Disclosure. The Plan Administrator shall from time to time furnish
              ----------
to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

     3.6      Conflict in Terms. The Plan Administrator shall notify each
              -----------------
Employee, in writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and the Trust Agreement and any explanatory booklet or other description, this Plan and the Trust Agreement shall control.

     3.7      Records. The Plan Administrator shall keep a complete record of
              -------
all its proceedings as such Plan Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Plan Administrator.

     3.8      Final Authority. Except to the extent otherwise required by law,
              ---------------
the decision of the Plan Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

                                      III-1

     3.9      Claims.
              ------

              (a) Claims for benefits under the Plan may be made by a Participant or a beneficiary of a Participant on forms supplied by the Plan Administrator. Written notice of the disposition of a claim shall be furnished to the claimant by the Plan Administrator within ninety (90) days after the application is filed with the Plan Administrator, unless special circumstances require an extension of time for processing, in which event action shall be taken as soon as possible, but not later than one hundred eighty (180) days after the application is filed with the Plan Administrator; and, in the event that no action has been taken within such ninety (90) or one hundred eighty (180) day period, the claim shall be deemed to be denied for the purposes of subsection (b). In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

              (b) If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), a claimant or his duly authorized representative shall have sixty (60) days after the receipt of such denial to petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing. The Plan Administrator shall promptly review the claim and shall make a decision not later than sixty (60) days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

     3.10     Appointment of Advisors. The Plan Administrator may appoint such
              -----------------------
accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable in connection with the administration of this Plan. The Plan Administrator, by action of its Board of Directors, may designate one or more of its employees to perform the duties required of the Plan Administrator hereunder.

                                      III-2

                                  ARTICLE IV

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

     4.1      Current Participants. Any Employee who was a Participant in this
              --------------------
Plan on the Effective Date of this amendment and restatement of the Plan shall remain as a Participant in the Plan.

     4.2      Eligibility and Participation.
              -----------------------------

              (a) Except as provided in section 4.1 above, for purposes of making elective deferrals under Section 5.1 of the Plan, any Employee of an Employer shall be eligible to become a Participant in the Plan upon completing a ninety day Period of Service and attaining age 18. For purposes of being eligible to receive any other contribution under the Plan, any Employee of an Employer is eligible to become a Participant in the Plan upon completing a Whole Year Period of Service and attaining the age of 18.

              (b) Upon completion of the eligibility requirements described above, an Employee shall enter the Plan as a Participant, if he is still an Employee of an Employer, on the first Entry Date concurring therewith or occurring thereafter.

     4.3      Former Employees.
              ----------------

              (a) A Participant who separates from service with the Employer and who subsequently reenters the employ of an Employer as an Employee shall be eligible again to become an active Participant on the date of his reemployment, regardless of whether such date is a normal Entry Date. This requirement is satisfied if such Employee is permitted to commence or resume, as the case may be, making elective contributions no later than the beginning of the first payroll period commencing after the Employee's date of reemployment.

              (b) An Employee who satisfies the eligibility requirements set forth above and who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of (1) the Entry Date on which he would have entered the Plan had he not terminated employment, or (2) the date of his reemployment.

     4.4      Other Employees. An Employee who has completed the eligibility
              ---------------
requirements set forth in paragraph (a) prior to becoming an Employee of an Employer shall enter the Plan as a Participant on the day he became an Employee of an Employer (or, if later, the later of the first Entry Date following the completion of his eligibility requirements, or following the effective date upon which he is credited with completion of such eligibility requirements as a result of this Plan's recognition of his Years of Service with a predecessor employer).

                                   ARTICLE V

                           CONTRIBUTIONS TO THE TRUST
                           --------------------------

     5.1      Participants' Elective Contributions.
              ------------------------------------

              (a) The Employer shall contribute to the Trust, on behalf of each Participant, an elective contribution as specified in a salary reduction agreement between the Participant and such Employer; provided, however, that such contribution for a Participant shall not exceed the lesser of

                     (1)    (A)    $10,500 or the amount specified in Section
                     402(g) of the Code (as adjusted in accordance with law) with respect to any calendar year,

                            (B) reduced in accordance with section 9.1(c)(3) of Article IX, during the calendar year immediately following the year a Participant receives a hardship distribution, by the amount of such Participant's elective contributions for the year of the distribution, or

                     (2)    15% of the Participant's Compensation for such Plan
                     Year.

                     (b)    (1)    The minimum deferral percentage made on
              behalf of a Participant electing to make a contribution for any Plan Year shall be 1% of his Compensation.

                     (2) Deferrals made on behalf of a Participant shall be made in whole percentages.

              (c) If a Participant's elective contributions, together with any elective contributions by the Participant to any other plans intended to qualify under Sections 401(k), 403(b) or 457 of the Code, exceed the limitation set forth in section 5.1(a) of this Article V, the Plan Administrator shall refund to such Participant the portion of such excess deferrals that are attributable to elective contributions to the Plan, plus the earnings thereon. The Plan Administrator may use any reasonable method for computing the income allocable to such excess deferrals, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts. Any such refund shall be made on or before April 15 of the Plan Year following the Plan Year in which excess elective contribution is made. The amount of excess deferrals that may be distributed under this section 5.1(c) with respect to a Participant for any taxable year shall be reduced by any excess elective contributions previously distributed pursuant to section 5.1(f) with respect to such Participant for the Plan Year ending with or within such taxable year.

              (d) Any salary reduction agreement shall be executed and in effect prior to the first day of the first pay period to which it applies. A Participant may revise his salary reduction agreement with the approval of the Plan Administrator, as of the first day of any month, for pay periods beginning after the date such revision is executed and made effective. Any salary reduction agreement relating to a cash bonus shall be executed and in effect prior to the date on which the bonus is declared.

              (e)      (1)    The Plan Administrator may establish such other
              rules and procedures regarding Participant salary reduction agreements and elective contributions as it deems necessary, which rules and procedures shall be applied in a uniform, nondiscriminatory manner.

                       (2) The Plan Administrator shall have the right to require any Participant to reduce his elective contributions under any such agreement, or to refuse deferral of all or part of the amount set forth in such agreement, if necessary to comply with the requirements of this Plan and the Code.

                       (3) A Participant may suspend further Elective Contributions to the Plan at any time, provided the request for such suspension is received by the Plan Administrator prior to the first day of the first pay period to which such suspension applies. Any Participant who suspends further contributions relating to periodic pay may reinstate such contributions by providing notice to the Plan Administrator prior to the first day of any month thereafter.

              (f)      (1)    In the event that the elective contributions of
              Highly Compensated Employees exceed the limitations set forth in section 5.5, such excess (plus the earnings thereon), determined as set forth in subsection (f)(2) below, shall be distributed to the Highly Compensated Employees described in subsection (f)(3), below, on or before the 15th day of the third month after the close of the Plan Year to which the excess contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay the distribution of any excess elective contributions (plus the earnings thereon) attributable to an Employer beyond the 15/th/ day of the third month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than 12 months after the close of the Plan Year to which the excess contributions relate.

                       (2)    (A)    The amount of such excess for the Plan
                       Year shall be equal to the amount by which the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio for the Plan Year would be reduced to the extent required to

                                     (i)    enable the arrangement to satisfy
                              the limitations set forth in section 5.5, or

                                     (ii)   cause such Highly Compensated
                              Employee's Actual Deferral Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio.

                       This process shall be repeated until the arrangement satisfies the limitations set forth in section 5.5.

                              (B)    For each Highly Compensated Employee
                       described in subsection (f)(2)(A) above, the amount of such excess shall be deemed to equal

                                     (i)    the total elective contributions,
                              plus qualified nonelective contributions, if any, that are treated as elective contributions, on behalf of the Participant (determined prior to the application of this section 5.1(f)), minus

                                     (ii)   the amount determined by multiplying
                              the Participant's Actual Deferral Ratio
                              (determined after application of this section 5.1(f)) by his Compensation used in determining such ratio.

                       (3) Effective for Plan Years beginning on and after January 1, 1997, the elective contributions of the Highly Compensated Employee with the highest dollar amount of elective contributions for the Plan Year shall be reduced by an amount equal to the excess elective contributions determined under subsection (f)(2). The reduced amount shall be distributed to such Highly Compensated Employee in accordance with subsection
              (f)(1); provided, further, that such Highly Compensated Employee's elective contributions shall be reduced to a level that is equal to the elective contributions of the Highly Compensated Employee with the next highest dollar amount of elective contributions. Thereafter, the elective contributions of the Highly Compensated Employees with the same dollar amounts of elective contributions shall be reduced on an equal basis by an amount equal to any additional excess elective contributions determined under subsection (f)(2) above, which reduced amounts shall be distributed to such Highly Compensated Employees in accordance with subsection (f)(1). For purposes of this subsection, elective contributions shall include amounts treated as elective contributions.

                       (4) The amount of excess elective contributions that may be distributed under this section 5.1(f) with respect to a Participant for a Plan Year shall be reduced by any excess elective contributions previously distributed to such Participant under section 5.1(c) for the Participant's taxable year ending with or within such Plan Year.

                       (5) The Plan Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

    5.2       Employer Contributions.
              ----------------------

              (a) Effective for Plan Years beginning on or after January 1, 1994, an Employer, at the discretion of its Board of Directors, may make a discretionary profit sharing contribution equal to 5% of the Participant's Compensation (or such lesser amount as may be decided by the Board of Directors) to the Employer Contribution Accounts of Participants.

              (b)    Specified Minimum Employer Contributions. Notwithstanding
                     ----------------------------------------
any provision of the Plan to the contrary, effective December 5, 2000, the following provisions shall govern the treatment of Specified Minimum Employer Contributions.

                     (1) Frequency and Eligibility. For each Plan Year, the Employer shall make a discretionary Specified Minimum Employer Contribution on behalf of the group of Employees who are Employees and Plan Participants from the first day through the last day of the Applicable Tax Year (First Day Participants). The Specified Minimum Employer Contribution will be based on Compensation earned by the First Day Participants in the Applicable Tax Year. The Specified Minimum Employer
              Contribution for each Plan Year shall be in an amount determined by the Board of Directors by appropriate resolution on or before the last day of the Applicable Tax Year.

                     (2) Allocation Method. Each First Day Participant's share shall be determined as follows:

                            (A) The Specified Minimum Employer Contribution shall be allocated during the Plan Year as Participants' Elective Contributions described in Section 5.1 of
                     Article V of the Plan and participating Employer's Nonelective Contributions described in Section 5.3 of
                     Article V of the Plan, to the Account of each First Day Participant pursuant to Section 6.4 of Article VI of the Plan. Such Nonelective Contributions shall be made without regard to any last day requirement, or any other Year of Service or hour of service requirement.

                            (B) Second, if any of the Specified Minimum Employer Contribution remains after the allocation in subparagraph (A) above the remainder shall, to the extent allowable under Section 415 of the Code, be allocated as an additional Nonelective Contribution on the last day of the Plan Year to each First Day Participant's Nonelective Contribution Account in the ratio that such First Day Participant's elective contributions during the Plan Year bears to the elective contributions of all First Day Participants during the Plan Year.

                     The Specified Minimum Employer Contributions allocated as an additional Nonelective Contribution shall be treated in the same manner as Nonelective Contributions for all purposes of the Plan.

                            (C) Third, any balance of the Specified Minimum Employer Contribution remaining unallocated after the allocation in subparagraph (B) above shall be allocated as an Employer Contribution to each First Day Participant's Employer Contribution Account in the ratio that the First Day Participant's Compensation during the Plan Year bears to the total Compensation of all First Day Participants during the Plan Year.

                            (D) Fourth, any balance of the Specified Minimum Employer Contribution remaining unallocated after the allocation in subparagraph (C) above shall be allocated as an Employer Contribution to the Employer Contribution Account of each Employee who was a Participant in the Plan on the first day of the Plan Year, in the ratio that such Participant's Compensation during the Plan
                     Year bears to the total Compensation of all such Participants during the Plan Year.

                            (E)    The Administrator shall reduce the
                     proportionate allocation under subparagraphs (B), (C), and (D) above to Participants who are Highly Compensated Employees to the extent necessary to comply with the provisions of Section 401(a)(4) of the Code and the regulations thereunder. Any such amount will be allocated and reallocated to the remaining Participants to the extent allowed under Section 415 of the Code.

                     Notwithstanding any other provision of the Plan to the contrary, any allocation of Participants' Elective Contributions to a First Day Participant's Elective Contribution Account shall be made under Section
                     6.4(b)(1) of Article VI or this section, as appropriate, but not both sections. Similarly, any allocation of Employer Nonelective Contributions to a First Day Participant's Nonelective Contribution Account shall be made under either Section 6.4 of Article VI or this section, as appropriate, but not both sections.
                     (3) Timing, Medium and Posting. The Employer shall make the Specified Minimum Employer Contribution in cash, in one or more installments without interest, at any time during the Plan Year, and for purposes of deducting such contribution, not later than the Employer's federal tax filing date, including extensions, for its Tax Year that ends within such Plan Year. The Trustee shall post such amount to each First Day Participant's Elective Contribution Account, Nonelective Contribution Account, or Employer Contribution Account once the allocations under subparagraphs (A) through (E), above, are determined.

              The Specified Minimum Employer Contribution shall be held in a suspense account until posted. Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the trust as a whole, but shall be invested separately. All gains, losses, income and deductions attributable to such suspense account shall be applied to reduce Plan fees and expenses. In no event will amounts remain in the suspense account after the end of the Plan Year.

                     (4) Deduction Limitation. In no event shall the Specified Minimum Employer Contribution, when aggregated with other Employer and Participant contributions for the Employer's Tax Year that ends within such Plan Year, exceed the amount deductible by the Employer for federal income tax purposes for such Tax Year.

     5.3      Nonelective Contributions. An Employer, at the discretion of its
              -------------------------
Board of Directors, may make nonelective contributions to the Nonelective Contribution Accounts of Participants. The amount of the nonelective contribution, if any, to be contributed by an Employer shall be determined by its Board of Directors.

     5.4      Actual Deferral Percentage Test. Effective for Plan Years
              -------------------------------
beginning on and after January 1, 1997, the amounts contributed as elective contributions shall be limited as follows:

              (a) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for the Plan Year shall bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the preceding Plan Year (or the current Plan Year if elected by the Employer and the Plan is amended to reflect such election; provided, however, that if such an election is made, it may not be changed except as provided by the Secretary) which meets either of the following tests:

                     (1) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees multiplied by 1.25, or

                     (2) The excess of the Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year over the Actual Deferral Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise); and the Actual Deferral Percentage for the group of eligible Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees, multiplied by 2.0.

              (b)    (1)    For purposes of this section 5.5, if two or more
              plans of an Employer to which elective contributions or matching contributions are made are elected by the Employer to be treated as one Plan for purposes of Section 410(b)(6) of the Code, such plans shall be treated as a single plan for purposes of determining the Actual Deferral Percentage and the Actual Contribution Percentage.

                     (2)    (A)    The Actual Deferral Ratio of a Highly
                     Compensated Employee who is eligible to participate in more than one cash or deferred arrangement maintained by an Employer shall be determined by treating all such cash or deferred arrangements in which the Employee is eligible to participate (other than arrangements that may not be permissively aggregated) as a single arrangement.

                            (B) The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Employer to which Employee or matching contributions are made shall be determined by treating all such plans (other than arrangements that may not be permissively aggregated) as a single plan.

              (c)    (1)    An elective contribution will be taken into account
              in determining the Actual Deferral Percentage only if it relates to Compensation that either would have been received by the Employee in the Plan Year but for the Employee's election to defer under the cash or deferred arrangement or is attributable to services performed by the Employee in the Plan Year and, but for the Employee's election to defer, would have been received by the Employee within 21/2 months after the close of the Plan Year.

                     (2) An elective contribution will be taken into account in determining the Actual Deferral Percentage only if it is allocated to the Participant as of a date within that Plan
              Year; and provided further, that such allocation shall not be contingent on participation or performance of services and that such elective contribution shall be paid to the Trust no later than twelve (12) months after the Plan Year to which the contribution relates.

              (d) If the Plan Administrator determines, in accordance with the provisions of Section 1.401(m)-2 of the Treasury Regulations, that a multiple use of the alternative limitation has occurred, such multiple use shall be corrected by reducing the Actual Contribution Percentage of Highly Compensated Employees in the manner described in Section 1.401(m)-2(c) of the Treasury Regulations and section 5.2 of this Article V. The provisions of
     Section 1.401(m)-2 of the Treasury Regulations are incorporated herein by reference.

     5.5      Form and Timing of Contributions. Payments on account of the
              --------------------------------
contributions due from an Employer for any Plan Year shall be made in cash to the Funding Agent. Such payments may be made by a contributing Employer at any time, but payment of the Employer contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer's federal income tax return for its taxable year with which or within which such Plan Year ends. Payment of any elective contribution must be made as soon as is administratively feasible following the date on which the contribution is withheld from a Participant's pay, but in any case, no later than the fifteenth business day of the month following the month in which the contribution is withheld from a Participant's pay.

     5.6      Rollover Contributions and Direct Transfers. Each Employee at any
              -------------------------------------------
time during a Plan Year, with the consent of the Plan Administrator and in such manner as prescribed by the Plan Administrator, may pay or cause to be paid to the Funding Agent a Rollover Contribution (as defined in the applicable sections of the Code, except that for this purpose "Rollover Contribution" shall be deemed to include both a direct payment from an Employee and a direct transfer from a Funding Agent from another qualified plan in which the Employee is or was a participant).

     5.7      No Duty to Inquire. The Funding Agent shall have no right or duty
              ------------------
to inquire into the amount of any contribution made by an Employer or any Participant or the method used in determining the amount of any such contribution, or to collect the same, but the Funding Agent shall be accountable only for funds actually received by it.

                                  ARTICLE VI

             PARTICIPANTS' ACCOUNTS AND ALLOCATION OF CONTRIBUTIONS
             ------------------------------------------------------

     6.1      Common Fund. The assets of the Fund shall constitute a common fund
              -----------
in which each Participant shall have an undivided interest.

     6.2      Establishment of Accounts.
              -------------------------

              (a) The Plan Administrator shall establish and maintain with respect to each Participant an account, designated as an Employer Contribution Account, Elective Contribution Account, and Nonelective Contribution Account, and a Merger Account for Participants who were formerly participants in the OMNI Plan or the Breathco Plan.

              (b)    (1)     For each Participant who has been credited with a
              rollover contribution or a transfer from another qualified plan pursuant to Article V, the Plan Administrator shall establish and maintain a Rollover Contribution Account; provided that for each Participant who made a voluntary contribution for Plan Years beginning before January 1, 1997, the Plan Administrator shall maintain a Voluntary Contribution Account.

                     (2) In the case of a direct transfer of assets from another plan, the protected benefits (within the meaning of Section 411(d) (6) of the Code) attributable to the transferor plan shall apply to the assets in the Participant's Rollover Contribution Account or any subaccount established thereunder.

              (c) The Plan Administrator may establish such additional Accounts as are necessary to reflect a Participant's interest in the Fund.

     6.3      Interest of Participant. The interest of a Participant in the Fund
              -----------------------
shall be the vested balance remaining from time to time in his Accounts after making the adjustments required in section 6.4.

     6.4      Adjustments to Accounts. Subject to the provisions of section 6.5,
              -----------------------
the Accounts of a Participant shall be adjusted from time to time as follows:

              (a)    First, the value of a Participant's Accounts shall be
                     -----
     converted into units or shares. The earnings attributable to any investment fund under Article X shall be allocated to each applicable Account that is invested in any such investment fund; provided, further, that the earnings attributable to segregated Accounts, if any, shall be determined and allocated to such Accounts in accordance with the interest of Participants in such Accounts. Next, contributions made on each Valuation Date shall be credited in accordance with subsection (b), below, and shall be used to purchase additional units or shares.

              (b) Each Participant's Accounts shall be credited with contributions made during the Plan Year as follows:

                     (1) The Elective Contribution Account of a Participant shall be credited with any elective contributions made on his behalf with respect to a date occurring during the Valuation Period ending with such Valuation Date.

                     (2) The Employer Contribution Account of a Participant shall be credited, on a monthly basis, with his share of the contribution, if any, made with respect to the Plan Year. A Participant's share of the amount of the contribution for the Plan Year shall be determined as follows:

                            (A)    Subject to the provisions of
                     subparagraphs (B) and (C), such contributions shall be allocated to the Employer Contribution Account of each Participant in an amount that shall bear the same ratio to the total of such contributions as the Participant's Compensation bears to the total Compensation of all Participants who are entitled to share in the contributions.

                            (B) If this Plan fails to meet the requirements of Section 401(a) (26) or 410(b) of the Code and the regulations thereunder because the contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                                   (i)    The group of Participants eligible to
                            share in the contribution for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable requirements specified above. The specific Participants who shall become eligible under the terms of this subparagraph shall be those who are employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                                   (ii)   If after the application of
                            subparagraph (B)(i) above, the applicable requirements are still not satisfied, then the group of Participants eligible to share in the contribution for the Plan Year shall be further expanded to include the minimum number of Participants who are not employed on the last day of the Plan Year as are necessary to satisfy the applicable requirements. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of

                            Hours of Service in the Plan Year before terminating employment.

                                   (iii)  Nothing in this paragraph (B) shall
                            permit the reduction of a Participant's accrued benefit. Therefore, any amounts that have previously allocated to Participants may not be reallocated to satisfy these requirements. In such event, an Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Section 404 of the Code. Any adjustment to the allocations pursuant to this paragraph (B) shall be considered a retroactive amendment adopted by the last day of the Plan Year.

                            (C) For each Plan Year in which this Plan is a Top-Heavy Plan, a Participant who is employed by an Employer on the last day of such Plan Year and who is a Non-Key Employee for such Plan Year shall be entitled to receive an allocation of Employer contributions to his Employer Contribution Account and his Nonelective Contribution Account equal in the aggregate to at least three percent (3%) of his Section 415 Compensation (or, if less the highest percentage of such Section 415 Compensation allocated to a Key Employee's Accounts hereunder, as well as his employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, including any elective contribution to any plan subject to Section 401(k) of the
                     Code), regardless of whether such Plan Year constitutes a Year of Service for such Participant, except to the extent such a contribution is made by an Employer or an Affiliate on behalf of the Employee for the Plan Year to any other defined contribution plan maintained by such Employer or Affiliate.

                     (3) As of each Valuation Date that is the last day of a Plan Year, the Nonelective Contribution Account of a Participant shall be credited with his share of the nonelective contributions, if any, made with respect to the Plan Year ending with such Valuation Date, such share being the amount that shall bear the same ratio to the total of such nonelective contribution as the Participant's Compensation for such Plan Year ending with such Valuation Date bears to the aggregate of the Compensation for that period of all Participants who are entitled to share in the nonelective contribution for such Plan Year. A Participant who is a Highly Compensated Employee shall not be entitled to share in the nonelective contribution.

                     (4) As of each Valuation Date, the Rollover Contribution Account of a Participant shall be credited with the rollover contributions, if any, made by the Participant pursuant to Article V with respect to the Valuation Period ending with such Valuation Date.

              (c) As of each Valuation Date, each Account of a Participant shall be charged with the amount of any distribution made to the Participant or his beneficiary from such Account during the Valuation Period ending with such Valuation Date.

              (d) For purposes of all computations required by this Article VI, the accrual method of accounting shall be used, and the Fund and the assets thereof shall be valued at their fair market value as of each Valuation Date.

              (e) The Plan Administrator may adopt such additional accounting procedures as are necessary to accurately reflect each Participant's interest in the Fund, which procedures shall be effective upon approval by the Employer. All such procedures shall be applied in a consistent, nondiscriminatory manner.

     6.5      Limitation on Allocation of Contributions.
              ------------------------------------------

              (a) Notwithstanding anything contained in this Plan to the contrary, effective for Limitation Years beginning after December 31, 1994, the aggregate Annual Additions to a Participant's Accounts under this Plan and under any other defined contribution plans maintained by an Employer or an Affiliate for any Limitation Year shall not exceed the lesser of $30,000 (as adjusted under Section 415(d) of the Code) or 25% of the Participant's
     Section 415 Compensation for such Plan Year.

              (b) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, or in the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by any Employer or any Affiliate and the aggregate annual additions to and projected benefits under all of such plans, under the normal administration of such plans, would otherwise exceed the limits provided by law, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the annual additions and projected benefits for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in subsection (c). Adjustments shall be made to all other plans, if necessary to comply with such limits, before any adjustments may be made to this Plan.

              (c) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Section 415 Compensation, a reasonable error in determining the amount of elective contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other circumstances permitted under Section 415 of the Code, the Annual Additions attributable to Employer contributions for a particular Participant that would cause the limitations set forth in this section 6.5 to be exceeded, the excess amount shall be deemed first to consist of elective contributions, which excess shall be returned to the Participant. Any remaining excess amount shall be used to reduce Employer contributions for the next Plan Year (and succeeding Plan Years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the Plan Year. If the Participant is not covered by the Plan as of the end of the Plan Year, such excess amount shall be held unallocated in a suspense account for the Plan Year and reallocated among the Participants as of the end of the next Plan Year to all of the Participants in the Plan in the same manner as an Employer contribution under the terms of section 6.4 of this Article VI before any further Employer contributions are allocated to the Accounts of the Participants, and such allocations shall be treated as Annual Additions to the Accounts of the Participants. In the event that the limits on Annual Additions for any Participant would be exceeded before all of the amounts in the suspense account are allocated among the Participants, then such excess amounts shall be retained in the suspense account to be reallocated as of the end of the next Plan Year and any succeeding Plan Years until all amounts in the suspense account are exhausted. The suspense account shall be credited or charged, as the case may be, with a share of the "earnings factor" for each Valuation Period during which it is in existence as if it were an Account of a Participant.

                                   ARTICLE VII

                             BENEFITS UNDER THE PLAN
                             -----------------------

     7.1      Retirement Benefit.
              ------------------

              (a) A Participant shall be entitled to a retirement benefit upon his Normal Retirement Date or Early Retirement Date. Until a Participant actually retires from the employ of his Employer, his retirement benefit shall not be paid and he shall continue to be treated in all respects as a Participant.

              (b) Upon the retirement of a Participant on or after his Normal Retirement Date or Early Retirement Date, such Participant shall be entitled to a retirement benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

     7.2      Disability Benefit.
              ------------------

              (a) In the event a Participant's employment with his Employer is terminated by reason of his total and permanent disability, such Participant shall be entitled to a disability benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

              (b) Total and permanent disability shall mean the total incapacity of a Participant to perform the usual duties of his employment with his Employer and will be deemed to have occurred only when certified by a physician who is acceptable to the Plan Administrator and only if such proof is received by the Administrator within sixty (60) days after the date of the termination of such Participant's employment.

     7.3      Separation From Service Benefit.
              -------------------------------

              (a) In the event a Participant's employment with his Employer is severed for reasons other than retirement, total and permanent disability or death, such Participant shall be entitled to a separation from service benefit paid in accordance with Article VIII in an amount equal to his vested interest in the balance in his Accounts as of the date of distribution of his benefit.

              (b)    (1)    A Participant's vested interest in his Employer
              Contribution Account shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the separation from service, as follows:

                                      VII-1

              TOTAL NUMBER OF YEARS OF SERVICE                   VESTED INTEREST
              --------------------------------                   ---------------

              Less than 5 Years of Service                              0%
              5 or more Years of Service                              100%

                     (2) Notwithstanding the forgoing, for any Plan Year in which this is a Top Heavy Plan, a Participant's vested interest in his Matching Contribution Account and his Nonelective Contribution Account shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of his separation from service, as follows:

              TOTAL NUMBER OF YEARS OF SERVICE                   VESTED INTEREST
              --------------------------------                   ---------------

              Less than 2 Years of Service                              0%
              2 years, but less than 3 years                           20%
              3 years, but less than 4 years                           40%
              4 years, but less than 5 years                           60%
              5 years or more Years of Service                        100%

                     (3) If at any time this Plan ceases to be a Top Heavy Plan after being a Top Heavy Plan for one or more Plan Years, the change from being a Top Heavy Plan shall be treated as if it were an amendment to the Plan's vesting schedule for purposes of
              Article XII of this Plan.

                     (4) Notwithstanding the foregoing, a Participant shall be 100% vested in his Employer Contribution Account upon attaining his Normal Retirement Date. A Participant's vested interest in his Elective Contribution Account, Nonelective Contribution Account, Voluntary Contribution Account and his Rollover Contribution Account shall be 100% regardless of the number of his Years of Service.

              (c)    (1)    If the separation from service results in five
              consecutive Breaks in Service, then upon the occurrence of such five consecutive Breaks in Service, the nonvested interest of the Participant in his Employer Contribution Account shall be deemed to be forfeited. Such forfeited amount shall be used to reduce Employer contributions (other than elective contributions) under
              Article V. If the Participant is later reemployed by an Employer or an Affiliate, the unforfeited balance, if any, in his Employer Contribution Account that has not been distributed to such Participant shall be set aside in a separate account, and such Participant's Periods of Service after any five consecutive Breaks in Service resulting from such separation from service shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his Employer Contribution Account that accrued before such five consecutive Breaks in Service.

                                      VII-2

                     (2) Notwithstanding any other provision of this paragraph (c), if a Participant is reemployed by an Employer or an Affiliate and, as a result, no five consecutive Breaks in Service occur, the Participant shall not be entitled to any termination of employment benefit as a result of such termination of employment; provided, however, that nothing contained herein shall require or permit the Participant to return or otherwise have restored to his Employer Contribution Account any funds distributed to him prior to his reemployment and the determination that no five consecutive Breaks in Service would occur.

              (d)    (1)    Notwithstanding any other provision of this section
              7.3, if at any time a Participant is less than 100% vested in his Accounts and, as a result of his separation from service, he receives his entire vested separation from service benefit pursuant to the provisions of Article VIII, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such separation occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the non-vested interest of the Participant in his Accounts shall be deemed to be forfeited. Forfeited amounts shall be used to reduce Employer contributions (other than elective contributions) under Article V.

                     (2) If a Participant is not vested as to any portion of his Accounts, he will be deemed to have received a distribution immediately following his separation from service. Upon the occurrence of such deemed distribution, the non-vested interest of the Participant in his Accounts shall be deemed to be forfeited. Forfeited amounts shall be used to reduce Employer contributions (other than elective contributions) under Article V.

                     (3) If a Participant whose interest is forfeited under this subsection (d) is reemployed by an Employer prior to the occurrence of five consecutive Breaks in Service commencing after his distribution, then such Participant shall have the right to repay to the Trust, before the date that is the earlier of (A) five years after the Participant's resumption of employment, or
              (B) the close of a period of five consecutive Breaks in Service, the full amount of the separation from service benefit previously distributed to him. If the Participant elects to repay such amount to the Trust within the time periods prescribed herein, or if a non-vested Participant whose interest was forfeited under this subsection (d) is reemployed by an Employer prior to the occurrence of five consecutive Breaks in Service, the non-vested interest of the Participant previously forfeited pursuant to the provisions of this subsection (d) shall be restored to the Accounts of the Participant, such restoration to be made from forfeitures of non-vested interests and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the Account balances

                                      VII-3
              of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses.

     7.4      Death Benefit.
              -------------

              (a) In the event of the death of a Participant, the Participant's beneficiary shall be entitled to a death benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

              (b) At any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by an instrument filed with the Plan Administrator. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the personal representative of the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, or if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the state of such Participant's domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

              (c) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant's surviving spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant's designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse's consent shall be a restricted consent (which may not be changed as to the beneficiary unless the spouse consents to such change in the manner described herein). Notwithstanding the preceding provisions of this subsection (c), a Participant shall not be required to obtain spousal consent to his designation of another beneficiary if (1) the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Plan Administrator with a court order to such effect, or (2) the spouse cannot be located.

                                      VII-4

                                  ARTICLE VIII

                          FORM AND PAYMENT OF BENEFITS
                          ----------------------------

     8.1      Time For Distribution of Benefits.
              ---------------------------------

              (a) Except as otherwise provided under this Article VIII, the amount of the benefit to which a Participant is entitled under section 7.1,
     7.2 or 7.4 of Article VII shall be paid to him or, in the case of a death benefit, shall be paid to said Participant's beneficiary or beneficiaries, beginning as soon as practicable following the Participant's retirement, disability or death, as the case may be.

              (b) Except as otherwise provided under this Article VIII, the amount of the severance of employment benefit to which a Participant is entitled under section 7.3 of Article VII shall be paid to a Participant beginning as soon as practicable following the Participant's severance of employment.

              (c) Any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to subsection (a) or (b) shall commence not later than the earlier of:

                     (1) the 60th day after the last day of the Plan Year in which the Participant's employment is severed or, if later, in which occurs the Participant's Normal Retirement Date; or

                     (2)    April 1 of the calendar year immediately following

                            (A) the calendar year in which the Participant reaches age 70-1/2, or

                            (B) if later, the calendar year in which the Participant retires; provided, however, that this subsection (c)(2)(B) shall not apply in the case of a Participant who is a 5% owner (as defined in Section 416 of the Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70-1/2.

              (d) Notwithstanding the foregoing, no distribution shall be made of the retirement, disability or severance of employment benefit to which a Participant is entitled under Article VII prior to his Normal Retirement Date or the date he attains age 62 unless the value of his benefit does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997), or unless the Participant (and his spouse) consents to the distribution. Notwithstanding the foregoing, no consent of a Participant's spouse is needed for the distribution of a Qualified Joint and Survivor Annuity at any time.

                                      VIII-1

     8.2      Qualified Joint and Survivor Annuity.
              ------------------------------------

              (a) In the case of a vested Participant who is living on his Annuity Starting Date, any benefit provided in section 7.1, 7.2 or 7.3 of
     Article VII shall be paid in the form having the effect of a Qualified Joint and Survivor Annuity, unless the Participant elects in writing not to take a Qualified Joint and Survivor Annuity.

              (b) Any such election shall be invalid and shall not take effect unless:

                     (1) it is made by the Participant and received by the Plan Administrator during the 90-day period ending on the Annuity Starting Date; and

                     (2) in the case of Participant who has an Eligible Spouse, the Eligible Spouse consents or has consented in writing to such election, such consent acknowledges the effect of such election and such consent is witnessed by a representative of the Plan or a notary public; or the Participant or his beneficiary establishes to the satisfaction of the Plan Administrator that the consent otherwise required may not be obtained because there is no Eligible Spouse, because the Eligible Spouse cannot be located or because of such other circumstances as may be prescribed by the Secretary of the Treasury. Any consent by an Eligible Spouse shall only be effective with respect to such spouse. A spouse's consent shall be a restricted consent (which may not be changed as to either the beneficiary or (except as otherwise permitted by law) form of payment unless the spouse consents to such change in the manner described herein). Notwithstanding the preceding provisions of this subsection (b), a Participant shall not be required to obtain spousal consent if (A) the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Plan Administrator with a court order to such effect, or (B) the spouse cannot be located.

              (c) At least 30 days, but no more than 90 days before the Annuity Starting Date, a Participant shall be provided a form for the purpose of making the appropriate elections under the foregoing provisions of this section 8.2. Accompanying such election form shall be a written explanation of (1) the terms and conditions of a Qualified Joint and Survivor Annuity; (2) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; (3) the material features, and an explanation of the relative values, of the optional forms of benefit available under the Plan; (4) the rights of a Participant's Eligible Spouse; and (5) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. Once an election is made, it may be revoked in writing. Thereafter, another election may be made; provided, however, that the new election is received by the Plan Administrator prior to the date on which payment of benefits commences and the other provisions of this section 8.2 are met with respect to

                                      VIII-2
     such new election. Notwithstanding the foregoing, a Participant can affirmatively elect to receive payment of benefits prior to the expiration of the aforementioned 30 day period if (1) the Plan Administrator provides information to the Participant that clearly indicates that the Participant has at least 30 days to consider his election, (2) the Participant is permitted to revoke such election anytime prior to date payment of benefits commence and (3) the payment of benefits shall not commence until at least the eighth (8th) day following the day the Participant is provided with aforementioned election form and written explanation regarding the payment of benefits.

     8.3      Qualified Preretirement Survivor Annuity.
              ----------------------------------------

              (a) If a vested Participant dies before his Annuity Starting Date and has an Eligible Spouse on the date of his death, any death benefit provided under section 7.4 of Article VII shall be paid in the form having the effect of a Qualified Preretirement Survivor Annuity unless the Participant elects in writing not to receive a Qualified Preretirement Survivor Annuity.

              (b) Such election shall be invalid and shall not take effect unless:

                     (1) it is made by the Participant and received by the Plan Administrator during the period that begins on the first day of the Plan Year in which the Participant reaches age 35 and that ends on the date of the Participant's death (subject to such regulations as may be issued by the Secretary of Treasury); and

                     (2) the Participant's Eligible Spouse consents or has consented in writing to such election, such consent acknowledges the effect of such election and such consent is witnessed by a representative of the Plan or a notary public; or the Participant or his beneficiary establishes to the satisfaction of the Plan Administrator that the consent otherwise required may not be obtained because there is no Eligible Spouse, because the spouse cannot be located or because of such other circumstances as may be prescribed by the Secretary of the Treasury. Any consent by an Eligible Spouse shall only be effective with respect to such spouse. A spouse's consent shall be a restricted consent (which may not be changed as to the beneficiary or (except as otherwise permitted by law) form of payment unless the spouse consents to such change in the manner described herein). Notwithstanding the preceding provisions of this subsection (b), a Participant shall not be required to obtain spousal consent if (A) the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Plan Administrator with a court order to such effect, or (B) the spouse cannot be located.

              (c) A Participant shall be provided a form for the purpose of making the appropriate elections under the foregoing provisions of this section 8.3. Such

                                      VIII-3
     form shall be provided (subject to such regulations as may be issued by the Secretary of the Treasury) during such of the following periods as shall end last:

                     (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                     (2)    a reasonable period after he becomes a Participant;
              or

                     (3) a reasonable period after his employment is severed in the case of a Participant whose employment is severed before he attains age 35.

     Accompanying such election form shall be a written explanation of the terms and conditions and the financial effect of the election and of the rights of the Participant's Eligible Spouse. Once an election is made, it may be revoked in writing. Thereafter, another election may be made; provided, that the new election is received by the Plan Administrator prior to the Participant's death and the other provisions of this section 8.3 are met with respect to such new election.

              (d) If the Participant's death benefit is payable to his Eligible Spouse as a Qualified Preretirement Survivor Annuity under subsection (a), or if an Eligible Spouse executes a restricted consent waiving a Qualified Preretirement Survivor Annuity as provided in subsection (b)(2), the Eligible Spouse, or the Participant's designated beneficiary, as the case may be, may waive the annuity form of benefit after the Participant's death and select an optional form of benefit as provided in section 8.5.

     8.4      Lump Sum Payment.  Notwithstanding sections 8.2 and 8.3 of this
              ----------------
Article VIII, if the value of a Participant's benefit does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997), such benefit shall be paid in the form of a lump sum as soon as practicable following the Participant's retirement, disability, severance of employment, or death, as provided in Article VII.

     8.5      Alternative Methods of Payment.
              ------------------------------

              (a) In the case of any Participant to whom the provisions of sections 8.2, 8.3 and 8.4 of this Article VIII do not apply, the manner of payment of his retirement, disability, severance of employment or death benefit shall be determined by such Participant or, in case such Participant has died, his beneficiary or beneficiaries. The options are:

                     (1)    Option A - Such amount shall be paid in a lump sum.
                            --------

                     (2)    Option B - Such amount shall be paid monthly for the
                            --------
              life of the Participant.

                                      VIII-4

                     (3)    Option C - Such amount shall be paid monthly for the
                            --------
              life of the Participant with a survivor benefit payable to the Participant's surviving spouse equal to 50%, 75% or 100% of the amount payable to the Participant; provided, further, that if the Participant's spouse predeceases the Participant, no survivor annuity will be payable.

                     (4)    Option D - Such amount shall be paid monthly for the
                            --------
              life of the Participant with a survivor benefit payable to a designated beneficiary equal to 100% (or less) of the amount payable to the Participant; provided, however, that no survivor benefit will be paid if the designated beneficiary predeceases the Participant.

                     (5)    Option E - Such amount shall be paid monthly for the
                            --------
              life of the Participant with a survivor benefit payable to the Participant's designated beneficiary in a lump sum equal to the difference between the amount used to purchase an annuity under this option and the total amount received as monthly annuity payments; provided, however, that no survivor benefit will be paid if the total amount received as annuity payments is equal to or greater than the amount used to purchase the annuity.

                     (6)    Option F - Such amount shall be paid monthly for a
                            --------
              specified period (60, 120 or 180 monthly payments) and for life thereafter. If the Participant dies prior to the end of the specified period, payments will continue to his designated beneficiary for the remainder of the period.

                     (7)    Option G - Such amount will be paid monthly,
                            --------
              quarterly, semi-annually, or annually for a specified period of time. In the case of a retirement, disability, or separation benefit, in no event shall payments under this Option G extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his designated beneficiary. In the case of a death benefit, in no event shall payments under this Option G extend beyond the life expectancy of the designated beneficiary.

              (b) The Participant (or his spouse) shall be permitted to elect whether life expectancies will be recalculated for purposes of distributions hereunder. Such election must be made by the Participant (or his spouse) no later than the date that distributions are required to commence pursuant to Section 401(a)(9) of the Code. If the Participant (or his spouse) fails to make such election, life expectancies shall not be recalculated.

              (c)    (1)    Notwithstanding the foregoing, payments under any of
              the options described in this section shall satisfy the incidental death benefit requirements and all other applicable provisions of
              Section 401(a)(9) of the Code, the regulations issued thereunder (including Prop. Reg.

                                      VIII-5

              Section 1.401(a)(9)-2), and such other rules thereunder as may be prescribed by the Commissioner.

                     (2) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under
              Section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This section 8.5(c)(2) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

     8.6      Periodic Adjustments. To the extent the balance of a Participant's
              --------------------
Account has not been distributed and remains in the Plan, and notwithstanding anything contained in the Plan to the contrary, the value of such remaining balance shall be subject to adjustment from time to time pursuant to the provisions of Article VI.

     8.7      Distribution for a Minor Beneficiary. In the event a distribution
              ------------------------------------
is to be made to a beneficiary who is a minor under the laws of the state in which the beneficiary resides, the Plan Administrator may, in the Plan Administrator's sole discretion, direct that such distribution be paid to the legal guardian or custodian of such beneficiary as permitted by the laws of the state in which said beneficiary resides. A payment to the legal guardian or custodian of a minor beneficiary shall fully discharge the Trustee, Employer, Plan Administrator, and Plan from further liability on account thereof.

     8.8      Location of Participant or Beneficiary Unknown. In the event that
              ----------------------------------------------
all, or any portion of the distribution payable to a Participant or his beneficiary, hereunder shall remain unpaid after the Participant has incurred five consecutive Breaks in Service solely by reason of the inability of the Plan Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a forfeiture pursuant to the provisions of Article VII. In the event a Participant or beneficiary of such Participant is located subsequent to his benefit being forfeited, the amount forfeited (unadjusted for gains and losses) shall be restored to the Participant's Accounts. Such restoration shall be made from forfeitures occurring in the Plan Year of the restoration and, if necessary, by contributions of his Employer.

     8.9      Transfer to Other Qualified Plans. The Trustee, upon written
              ---------------------------------
direction from the Plan Administrator, shall transfer some or all of the assets held under the Trust to another plan or trust meeting the requirements of the Code relating to qualified plans and trust, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

     8.10     Purchase of Annuity Contract. If benefits are paid under the Plan
              ----------------------------
in a form having the effect of an annuity, the Plan Administrator may, in its discretion, purchase and

                                      VIII-6
distribute a nontransferable and nonrefundable annuity contract that provides such benefits; provided, however, that the terms of any such annuity contract shall comply with the requirements of this Plan.

     8.11     Direct Rollovers.
              ----------------

              (a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's (as defined below) election under this section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution (as defined below) paid directly to an eligible retirement plan (as defined below) specified by the distributee in a direct rollover (as defined below).

              (b) For purposes of this section, the following terms shall have the following meanings:

                     (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9), and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective January 1, 2000, any hardship distribution described in
              Section 401(k)(2)(B)(i)(IV) of the Code from a Participant's Elective Contribution Account.

                     (2) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                                      VIII-7

                     (4) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

     8.12     Distributions Under Domestic Relations Orders. Nothing contained
              ---------------------------------------------
in this Plan prevents the Trustee, in accordance with the direction of the Plan Administrator, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this section 8.12 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

                                      VIII-8

                                    ARTICLE IX

                         HARDSHIP AND OTHER DISTRIBUTIONS
                         --------------------------------

     9.1      Hardship Distributions.
              ----------------------

              (a)    (1)    A Participant will be eligible to receive a
              distribution on account of hardship from his Voluntary Contribution Account, his Elective Contribution Account (not in excess of the actual contributions thereto), the vested portion of his Employer Contribution Account and his Rollover Contribution Account. Distributions on account of hardship shall be charged first against the Participant's Voluntary Contribution Account, his Rollover Contribution Account, his Elective Contribution Account and then his Employer Contribution Account.

                     (2) A distribution will be on account of hardship only if the distribution both (A) is made on account of an immediate and heavy financial need of the Participant, and (B) is necessary to satisfy such financial need. Based upon the criteria set forth below, the Plan Administrator shall determine, in a uniform and nondiscriminatory manner, whether an immediate and heavy financial need exists and the amount necessary to meet such need.

              (b)    (1)    Subject to the requirements of subsection (b)(2)
              below, the determination of whether a Participant has an immediate and heavy financial need shall be made in a uniform and nondiscriminatory manner by the Plan Administrator on the basis of all relevant facts and circumstances. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant.

                     (2) A distribution shall be made on account of an immediate and heavy financial need of the Participant only if the distribution is on account of:

                            (A) medical expenses described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code);

                            (B) the purchase (excluding mortgage payments) of a principal residence of the Participant;

                            (C) the payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents;

                            (D) the need to prevent the eviction of the Participant from his principal residence or foreclosure of the mortgage on the Participant's principal residence; or

                            (E) such other events as may be prescribed by the Commissioner in revenue rulings, notices and other documents of general applicability.

              (c) A distribution shall be necessary to satisfy an immediate and heavy financial need of a Participant only if the following requirements are satisfied:

                    (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                    (2) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by an Employer; and

                    (3) the Participant's elective contributions to the Plan or any other plan maintained by an Employer are suspended and he is no longer permitted to make further elective contributions until the first pay period coincident with or immediately following the expiration of 12 months from the date of such distribution; provided, further, that the Participant is not permitted to make elective contributions to the Plan or any other plan maintained by an Employer for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution.

     9.2      Distributions After Age 59 1/2.
              ------------------------------

              (a) Effective for Plan Years beginning on or after January 1, 1994, upon reaching age 59 1/2, a Participant may apply to the Administrator (but not more often than once every six months) for the distribution of any portion of his Elective Contribution Account, Rollover Contribution Account and the vested portion of his Employer Contribution Account . Distributions shall be charged first against the Participant's Elective Contribution Account, then his Rollover Contribution Account, and then his Employer Contribution Account.

              (b) Effective for plan years beginning on or after January 1, 1994, a Participant may apply to the Administrator (but not more often than once every 12 months) for the distribution of any portion of his Voluntary Contribution Account.

                                   ARTICLE X

                  INVESTMENT FUNDS AND LOANS TO PARTICIPANTS
                  ------------------------------------------

     10.1     Investment Funds.
              ----------------

              (a) Each Participant may direct the Plan Administrator to invest his Accounts in one or more investment funds that may be made available from time to time. A Participant's Accounts shall be divided into sub-accounts to properly account for the various investment funds in which such Accounts are invested. Each sub-account shall be adjusted as of each Valuation Date in accordance with Article VI to account for distributions, withdrawals, loans, contributions and forfeitures allocated to it and with respect to its share of the income, loss, appreciation and depreciation of such investment fund.

              (b) This Plan is intended to satisfy the requirements of an "ERISA Section 404(c) Plan" providing Participants (and beneficiaries) with the opportunity to exercise control over the investment of assets held in their Accounts and to select, from a broad range of investment funds, the manner in which some or all of the assets in their Accounts are invested.

              (c) The Plan Administrator shall establish procedures regarding Participant investment direction as are necessary, which procedures shall be communicated to all Participants and applied in a uniform, nondiscriminatory manner.

              (d) Each investment fund shall be treated separately for purposes of (1) crediting dividends, interest, and other income on the investments in a particular investment fund, and all realized and unrealized gains shall be credited to that fund, and (2) charging brokerage commissions, taxes, and other charges and expenses in connection with the investments in a particular investment fund, and all realized and unrealized losses shall be charged to that fund. Other charges or fees separately incurred and not charged to an investment fund, and incurred as a result of an election made by a Participant associated with the investment of his Accounts, shall be charged against his Accounts in accordance with Article VI.

              (e) Neither the Funding Agent, the Plan Administrator, the Trustee, nor any other person shall be under any duty to question any election by a Participant or to make any suggestions to him in connection therewith. Any loss occasioned by a Participant's election or failure to change an election of an investment fund shall not be the responsibility of the Funding Agent, the Plan Administrator, the Trustee or any other person. Nor shall the Funding Agent or the Plan Administrator be liable to any Participant for failure to make an investment in any investment fund elected by him if in the exercise of due diligence the Funding Agent or Trustee has not been able to acquire satisfactory securities or other property for that fund satisfying the specifications and parameters established by the Plan Administrator and reasonable requirements as to price, terms, and other conditions, or for inability to liquidate an investment in a fund promptly upon receipt of a new election form from the Participant.

     10.2     Loans to Participants. The Plan Administrator, in accordance with
              ---------------------
its uniform nondiscriminatory policy, and upon application of a Participant who is actively employed by an Employer, may make a loan to such Participant out of his Accounts.

              (a)    (1)    Any such loan to a Participant shall be considered
              an investment selected by the Participant pursuant to paragraph
              (a) of this Article.

                     (2) The amount withdrawn from the Participant's Accounts shall be prorated across all investment funds in which the Accounts are invested.

              (b) Until otherwise directed by the Administrator, the Director of Employee Relations of the Company shall be authorized to coordinate the loan program set forth herein. Applications shall be submitted to the Plan Administrator on forms obtained from the Plan Administrator.

              (c)    (1)    The amount advanced, when added to the outstanding
              balance of all other loans to the Participant, may not exceed the lesser of:

                            (A)    $50,000, reduced by the excess, if any, of:

                                   (i)    the Participant's highest aggregate
                            outstanding balance of all loans from the Plan during the one (1) year period ending on the day before the date on which the loan is made, over

                                   (ii)   the aggregate outstanding balance of
                            all loans from the Plan on the date on which the loan is made; or

                            (B)    50% of the vested balance of the
                     Participant's Accounts.

                     (2) The minimum amount that may be borrowed by the Participant shall be $500.

                     (3) No Participant shall have more than one loan outstanding at any time.

                     (4) Notwithstanding the foregoing, no Participant shall be entitled to borrow an amount that the Plan Administrator determines could not be adequately secured by the portion of such Participant's Accounts that is permitted to be held as security pursuant to applicable Department of Labor Regulations.

              (d) Any loan made under this Article shall be repayable to the Plan at such times and in such manner as may be provided by the Administrator, subject to the following limitations:

                     (1) Each loan shall be secured by 50% of the vested interest of the Participant in his Accounts. The Administrator shall not accept any other form of security.

                     (2) Each Participant shall agree to have each required loan payment deducted from his pay and remitted to the Administrator.

                     (3) Each Participant shall agree to reimburse the Company for out-of-pocket legal and administrative costs incurred in processing the loan.

                     (4) Each loan shall bear interest at a reasonable rate and shall provide for substantially level amortization of principal and interest no less frequently than quarterly. The interest rate charged shall be comparable to the rate charged by commercial lending institutions in the region in which the Employer is located for comparable loans as determined by the Plan Administrator at the time the loan is approved.

                     (5) Each loan shall be repaid within a specified period of time. Such period shall not exceed five (5) years, unless the loan is used to acquire the principal residence of the Participant, in which case the loan shall be repaid within twenty
              (20) years.

                     (6) Loan repayments returned to the Participant's Account or Accounts shall be prorated based on the amount of the loan withdrawn from any such Accounts and shall be placed according to the Participant's current investment selections, unless otherwise stipulated. In no event shall any part of a Participant's loan repayment be allocated to an Account established for the benefit of an "alternate payee" as that term is defined in Section 414(p) of the Code.

              (e) In the event of default, the Funding Agent or Trustee, at the direction of the Plan Administrator, may proceed to collect said loan with any legal remedy available, including reducing the amount of any distribution permitted under the Plan by the amount of any such loan that may be due and owing as of the date of distribution or any other action that may be permitted by law. "Events of Default" shall include any failure to make a payment of principal or interest attributable to the loan when due; failure to perform or to comply with any obligations imposed by any agreement executed by the borrower securing his loan obligations; and any other conditions or requirements set forth within a promissory note or security agreement that may be required in order to ensure that the terms of the loan are consistent with commercially reasonable practices. A default shall occur 30 days after an uncorrected Event of Default.

              (f) No portion of a Participant's Accounts may be used as security for a loan unless the Participant's spouse consents in writing to such use during the 90-day period ending on the date on which the loan is to be so secured. The spousal consent must be witnessed by the Administrator or a notary public.

                                  ARTICLE XI

                    TRUST FUND AND EXPENSES OF ADMINISTRATION
                    -----------------------------------------

     11.1     Trustee. The Trust Fund shall be held by the Trustee, or by a
              -------
successor trustee or trustees, for use in accordance with the Plan under the Trust Agreement. The Trust Agreement may from time to time be amended in the manner therein provided. Similarly, the Trustee may be changed from time to time in the manner provided in the Trust Agreement.

     11.2     Expenses of Administration.
              --------------------------

              (a)    (1)    Unless otherwise paid or provided by the Company and
              the other Employers, the assets of the Trust Fund shall be used to pay all expenses of the administration of the Plan and the Trust Fund, including the Trustee's compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust.

                     (2)    (A)    The Company and the other Employers may pay
                     the expenses of the Plan and the Trust Fund. Any such payment by the Company or another Employer shall not be deemed a contribution to this Plan.

                            (B) To the extent the Company and/or the other Employers pay expenses of the Plan and Trust Fund, the Plan Administrator may direct the Trustee to reimburse the Company and/or the other Employers from the Trust Fund.

              (b) Notwithstanding anything contained herein to the contrary, no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.

              (c) For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its rate schedule in effect from time to time for the handling of a retirement trust. Any individual trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred).

                                  ARTICLE XII

                            AMENDMENT AND TERMINATION
                            -------------------------

     12.1     Restrictions on Amendment and Termination of Plan. It is the
              -------------------------------------------------
present intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time, and from time to time, to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

              (a) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

              (b) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

              (c) shall (1) reduce any vested interest of a Participant on the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law, or (2) reduce or restrict either directly or indirectly any benefit provided any Participant prior to the date an amendment is adopted;

              (d)    shall reduce the Accounts of any Participant; or

              (e) shall amend any vesting schedule with respect to any Participant who has at least three Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator.

     12.2     Amendment of Plan. Subject to the limitations stated in section
              -----------------
12.1, the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of allocation of contributions hereunder, to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.

     12.3     Discontinuance of Contributions. In the event an Employer decides
              -------------------------------
to permanently discontinue making contributions, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator. All of the assets in the Fund belonging to the affected Participants on the date of discontinuance specified in such resolutions shall,

                                      XII-1
aside from becoming fully vested as provided in paragraph (c), be held, administered and distributed by the Funding Agent in the manner provided under this Plan. In the event of a permanent discontinuance of contributions without such formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur on the last day of the year in which a substantial contribution is made to the Plan.

     12.4     Termination Procedure. In the event an Employer decides to
              ---------------------
terminate this Plan, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator. After payment of all expenses and proportional adjustments of individual accounts to reflect such expenses and other changes in the value of the Fund as of the date of termination, each affected Participant (or the beneficiary of any such Participant) shall be entitled to receive, provided that no successor plan has been established, any amount then credited to his Accounts in accordance with the provisions of
Article VIII.

                                      XII-2

                                  ARTICLE XIII

                                 MERGER ACCOUNTS

     13.1     Merger Accounts. Effective as of the close of business on December
              ---------------
31, 1995, or as soon thereafter as is administratively feasible (and after allocations have been deemed to be made to this Plan for the Plan Year ending December 31, 1995), the Administrator shall establish and maintain, with respect to each Participant who was a participant in the OMNI Plan or the Breathco Plan, one or more Merger Accounts to provide for amounts credited to the Participant and transferred from the OMNI Plan and the Breathco Plan upon their merger with this Plan.

     13.2     Investment Funds. A Participant may elect to have his Merger
              ----------------
Account balances invested in the investment funds made available from time to time. Such elections shall be made in accordance with the rules prescribed by the Administrator as provided in Article X.

     13.3     Adjustments to Merger Accounts. The Merger Accounts of each
              ------------------------------
Participant shall be credited or charged, as of each Valuation Date, with a share of the earnings and gains or losses (both realized and unrealized) of each investment fund in accordance with the provisions of paragraph (d) of Article VI, paragraph (f) of Article VIII, and paragraph (a)(4) of Article X. The Administrator shall further adjust the Merger Accounts of each Participant to reflect any amounts distributed, withdrawn, or borrowed in accordance with the terms of this Plan.

     13.4     Vested Interest.
              ---------------

              (a) A Participant's vested interest in his Merger Accounts attributable to matching contributions and/or profit sharing contributions made to the Breathco Plan on or before December 31, 1995 shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the termination of his employment, as follows:

        Total Number of                    Vested
        Years of Service                 Percentage
        ----------------                 ----------

Less than 2 Years of Service                             0%
2 years, but less than 3 years                          20%
3 years, but less than 4 years                          40%
4 years, but less than 5 years                          60%
5 years, but less than 6 years                          80%
6 years or more                                        100%

              (b) A Participant's vested interest in his Merger Accounts attributable to matching contributions and discretionary Employer contributions made to the

                                      XIII-1

     OMNI Plan on or before December 31, 1995 shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the termination of his employment, as follows:

        Total Number of                    Vested
        Years of Service                 Percentage
        ----------------                 ----------
Less than 1 Year of Service                               0%
1 year, but less than 2 years                            20%
2 years, but less than 3 years                           40%
3 years, but less than 4 years                           60%
4 years, but less than 5 years                           80%
5 years or more                                         100%

              (c) Notwithstanding the foregoing, a Participant shall be 100% vested in his Merger Accounts upon obtaining his Normal Retirement Date or Early Retirement Date. A Participant's vested interest in his Merger Accounts attributable to any contributions made to the OMNI Plan or the Breathco Plan, other than contributions referred to in subparagraphs (1) and (2) above, shall be 100% regardless of the number of his Years of Service.

     13.5     Distribution Upon Retirement, Death, Disability or Other
              --------------------------------------------------------
Termination of Employment.
-------------------------

              (a) Except as otherwise provided under this Article XIV, the amount of the benefit attributable to Merger Accounts to which a Participant is entitled under Article VII shall be paid to him or, in the case of a death benefit, shall be paid to said Participant's beneficiary or beneficiaries in accordance with the terms of Article VIII.

              (b) At the same time that a Participant or his beneficiary becomes entitled to a benefit in accordance with the provisions of Article VII, the Participant or his beneficiary shall also become entitled to receive any amount then credited to his Merger Accounts. Subject to the requirements of paragraph (a) of Article VIII, any such amount credited to a Participant's Merger Accounts shall be distributed beginning as soon as practicable following the Participant's retirement, death, disability, or other termination of employment, as the case may be, in the manner, provided in Articles VIII and XIV.

              (c) In addition to the retirement benefit provisions set forth in paragraph (a) of Article VII, upon reaching his Early Retirement Date, a Participant who is credited with one or more Merger Accounts shall be fully vested in his Merger Accounts and, upon giving thirty (30) days' written notice, and if he elects to take an early retirement, he shall be entitled to receive his retirement benefits attributable to his Merger Accounts at any time after his Early Retirement Date.

                                      XIII-2

     13.6     Withdrawals.
              -----------

              (a) Notwithstanding anything contained herein to the contrary, the portion of the balance in a Participant's Merger Accounts that is attributable to "salary reduction contributions" previously made to the Breathco Plan (including earnings attributable to such contributions for periods ending on or before December 31, 1988) and/or the portion of the balance in a Participant's Merger Accounts that is fully vested and is attributable to any contributions made to the OMNI Plan (excluding earnings credited to "elective contributions" for periods ending subsequent to December 31, 1988) shall be subject to the hardship distribution provisions set forth in paragraph (a) of Article IX.

              (b) Notwithstanding anything contained herein to the contrary, the portion of the balance in a Participant's Merger Accounts that is attributable to "salary reduction contributions" previously made to the Breathco Plan and/or the portion of the balance in a Participant's Merger Accounts that is fully vested and is attributable to any contributions made to the OMNI Plan shall be subject to the post-59 1/2 withdrawal provisions set forth in paragraph (b)(1) of Article IX.

                                      XIII-3

                                   ARTICLE XIV

                                  MISCELLANEOUS
                                  -------------

     14.1     Merger or Consolidation. This Plan and the Trust may not be merged
              -----------------------
or consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

     14.2     Alienation.
              ----------

              (a) Except as provided in subsection (b), no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan and the Trust.

              (b)    (1)    Notwithstanding the provisions of subsection
              13.2(a), the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code. This Plan shall permit distributions pursuant to a Qualified Domestic Relations Order at any time.

                     (2) The Plan Administrator shall establish procedures consistent with Section 414(p) of the Code to determine if any order received by the Plan Administrator, or any other fiduciary of the Plan, is a Qualified Domestic Relations Order.

              (c) Notwithstanding any provision of the Plan to the contrary, an offset to a Participant's Accounts for an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Sections 401(a)(13)(C) and (D) of the Code.

     14.3     Electronic Media and Other Technology.  Notwithstanding any
              -------------------------------------
provision of the Plan to the contrary, the Plan Administrator may use telephonic media, electronic

                                      XIV-1
media or other technology in administering the Plan to the extent not prohibited by applicable law, regulation or other pronouncement.

     14.4     Waiver of Notice. Any Participant, beneficiary or other person
              ----------------
entitled to notice under the Plan may waive the right to such notice to the extent that such waiver is not inconsistent with applicable law, regulation or other pronouncement.

     14.5     USERRA Requirements. Effective December 12, 1994, this Plan shall
              -------------------
comply with the requirements of the Uniformed Services Employment and Reemployment Rights Act (USERRA) and Section 414(u) of the Code, including the following:

              (a) An individual reemployed under USERRA shall be treated as not having incurred a Break in Service with Employer by reason of such individual's qualified military service (as defined in Section 414(u) of the Code).

              (b) Each period of qualified military service served by an individual is, upon reemployment, deemed to constitute service with the Employer for purposes of vesting and the accrual of benefits under the Plan.

              (c) An individual reemployed under USERRA is entitled to accrued benefits that are contingent on the making of, or derived from, Employee contributions or elective deferrals only to the extent the individual makes payment to the Plan with respect to such contributions or deferrals; provided, however, that no such payment may exceed the amount the individual would have been permitted or required to contribute had the individual remained continuously employed by the Employer throughout the period of qualified military service. Any payment to the Plan under this subsection (c) shall be made during the period beginning with the date of reemployment and whose duration is 3 times the period of the qualified military service (but not greater than 5 years).

     14.6     Governing Law. This Plan shall be administered, construed and
              --------------
enforced in accordance with applicable federal law, and to the extent applicable and not preempted by federal law, the laws of the State of Florida.

     14.7     Action by Employer. Whenever an Employer under the terms of this
              -----------------
Plan is permitted or required to do or perform any act, it shall be done and performed, in the case of a corporate Employer, by the Board of Directors of such Employer and shall be evidenced by proper resolution of such Board of Directors of such Employer.

     14.8     Alternative Actions. In the event it becomes impossible for the
              -------------------
Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

                                      XIV-2

     14.9     Severability of Provisions. In the event that any provision of the
              --------------------------
Plan shall be determined to be illegal, invalid or unenforceable, the remaining provisions of the Plan shall be construed as though the illegal, invalid or unenforceable provision is not part of the Plan.

     14.10    Gender. Throughout this Plan, and whenever appropriate, the
              ------
masculine gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.

     IN WITNESS WHEREOF, this Plan has been executed on this ____ day of _______________, 2001 and is effective as of the dates set forth above.

                                         LINCARE INC.

                                         By:______________________________
                                        Its:_____________________________

                                      XIV-3